SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 28, 2006
Date of Report (Date of Earliest Event Reported)
SEQUOIA MORTGAGE TRUST 2006-1
(Issuing Entity of the Mortgage Pass-Through Certificates, Series 2006-1)
RWT HOLDINGS, INC.
(Sponsor and Seller)
RWT HOLDINGS, INC.
(Exact Name of Sponsor/Seller as Specified in Its Charter)
SEQUOIA RESIDENTIAL FUNDING, INC.
(as Depositor with respect to the issuance of Sequoia Mortgage Trust 2006-1, Mortgage Pass-Through Certificates)
SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact Name of Registrant/Depositor as Specified in Its Charter)

Delaware	333-132123-02	35-2170972

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Belvedere Place, Suite 330
Mill Valley, CA 94941
(Address of Principal Executive Offices)
(415) 389-7373
(Registrant’s Telephone Number,
Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01. Other Events
          Tobin & Tobin and Chapman and Cutler LLP have been retained by Sequoia Residential Funding, Inc. (the “Registrant”) as counsel for the Registrant’s Registration Statement on Form S-3 (Commission File No. 333-132123-01) in connection with various transactions. Legal opinions by Tobin & Tobin as to various legal matters to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1 and Exhibit 23.1. Legal opinions by Chapman & Cutler LLP as to federal income tax matters to be incorporated into the Registration Statement are attached hereto as Exhibit 8.1 and Exhibit 23.2.
Item 9.01(d). Financial Statements and Exhibits
5.1	Opinion of Tobin & Tobin, dated August 28, 2006, as to various legal matters.

8.1	Opinion of Chapman and Cutler LLP, dated August 29, 2006, as to federal income tax matters.

23.1	Consent of Tobin & Tobin (included in Exhibit 5.1)

23.2	Consent of Chapman and Cutler LLP (included in Exhibit 8.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 29, 2006

SEQUOIA RESIDENTIAL FUNDING, INC.
By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Chief Financial Officer and Secretary

EXHIBIT INDEX
Exhibit Number
5.1	Opinion of Tobin & Tobin, dated August 28, 2006 as to various legal matters.

8.1	Opinion of Chapman and Cutler LLP, dated August 29, 2006, as to federal income tax matters.

23.1	Consent of Tobin & Tobin (included in Exhibit 5.1)

23.2	Consent of Chapman and Cutler LLP (included in Exhibit 8.1)